                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-12

                                   PRAB, INC.
               --------------------------------------------------
                (Name of Registrant as Specified in its Charter)


               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box)

[X]      No Fee Required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     1.  Title of each class of securities to which transaction applies:

               --------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:

               --------------------------------------------------

     3. Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               --------------------------------------------------

     4.  Proposed maximum aggregate value of transaction:

               --------------------------------------------------

     5.  Total fee paid:

               --------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

     --------------------------------------------------

2.   Form, Schedule or Registration Statement No.:

     --------------------------------------------------


3.   Filing Party:

     --------------------------------------------------


4.   Date Filed:

     --------------------------------------------------

                                   PRAB, INC.
                              5944 E. KILGORE ROAD
                                  P.O. BOX 2121
                            KALAMAZOO, MICHIGAN 49003
                                 (269) 382-8200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 27, 2003


TO:      The Shareholders
         Prab, Inc.

         The Annual Meeting of Shareholders of Prab, Inc., a Michigan corporation, of Kalamazoo, Michigan, will be held at Lee's Inn, 2615 Fairfield Rd., Kalamazoo, Michigan 49002, on Thursday, March 27, 2003, at 10:00 a.m.
(EST). A form of Proxy and Proxy Statement for the meeting are furnished herewith. The purpose of the meeting is to consider and vote on the following matters.

         1.       To elect a Board of six (6) directors.

         2. To ratify the appointment of Plante & Moran, LLP, Certified Public Accountants, as independent public accountants for the Company.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 7, 2003, as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                         By order of the Board of Directors


                                         Eric V. Brown, Jr.
                                         Secretary

Date:  February 20, 2003
Kalamazoo, Michigan

                                   PRAB, INC.
                              5944 E. KILGORE ROAD
                                  P.O. BOX 2121
                            KALAMAZOO, MICHIGAN 49003
                                 (269) 382-8200

                                 PROXY STATEMENT
                                FEBRUARY 20, 2003


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prab, Inc., a Michigan corporation (the "Company"), from the holders of the common stock, $0.10 par value, of the Company ("Common Stock") for use at the Annual Meeting of Shareholders to be held on Thursday, March 27, 2003, at 10:00 a.m. (EST), at Lee's Inn, 2615 Fairfield Road, Kalamazoo, Michigan. This Proxy Statement is being mailed to shareholders beginning on or about February 20, 2003, accompanied by the Company's annual report for the fiscal year ending October 31, 2002.

         The cost of solicitation will be borne by the Company. In addition to the use of the mails, these proxies may be solicited by persons regularly employed by the Company, by personal interview, and by telephone. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock.

         The Board of Directors knows of no business which will be presented at the meeting other than the matters referred to in the accompanying Notice of Annual Meeting of Shareholders. However, if any other matters are properly presented at the meeting, it is intended that the persons named in the proxy will vote upon the same and act in accordance with their judgment. Shares represented by properly executed proxies will be voted at the meeting in the manner specified therein. If no instructions are specified in the proxy, the shares represented thereby will be voted for the proposals referred to therein and the election as directors of the nominees referred to below. Any proxy may be revoked by the person giving it any time prior to being voted by giving a later dated proxy or by attending the meeting, revoking the proxy and voting in person.

         Only shareholders of record at the close of business on February 7, 2003, are entitled to notice of and to vote at the meeting. On such date 1,569,825 shares of Common Stock having one vote each were outstanding.

                            1. ELECTION OF DIRECTORS

         Six directors are to be elected by the holders of Common Stock to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Except as otherwise specified in the proxy, proxies will be voted for a Board of six directors and will be voted for the election of the nominees named below, all of whom are now members of the Board. If a nominee becomes unable or unwilling to serve, proxies will be voted for such other person, if any, as shall be designated by the Board. However, management now knows of no reason to anticipate that this will occur.

         Directors are elected by a plurality of votes cast at the meeting meaning that the six nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors.

         Directors and Executive Officers. The directors of the Company are as follows (all of whom are nominees for election by the holders of Common Stock):

                                                                                     PRESENT PRINCIPAL OCCUPATION,
                   DIRECTOR                               DIRECTOR                      BUSINESS EXPERIENCE, AND
                     NAME                         AGE       SINCE                      CERTAIN OTHER INFORMATION
                     ----                         ---       -----                      -------------------------
Gary A. Herder (1)                                 55        1991     Chairman of the Board of the Company since March 1999;
                                                                      President and Chief Executive Officer since 1991; joined
                                                                      the Company in 1965, previously served as Executive Vice
                                                                      President, General Manager of Conveyors, and Chief Engineer.
James H. Haas                                      56        1993     President and Founder of Summit Polymers, Inc., a plastic
                                                                      injection molding company, since 1972.
Eric V. Brown, Jr.                                 62        1996     Attorney in private practice of law since 1965 and
                                                                      currently a senior principal in the law firm of Miller,
                                                                      Canfield, Paddock and Stone, P.L.C.; Secretary of the
                                                                      Company since 1996.
John W. Garside                                    63        1996     President of Woodruff Coal Company, a diversified energy
                                                                      company, since 1980. Director of Universal Forest Products,
                                                                      Inc., a lumber  products company.
William G. Blunt                                   62        1996     Retired-President of Harborlite Corporation, a manufacturer of industrial minerals, from 1969 to 1996.
Frederick J. Schroeder, Jr.                        68        1999     Partner in Cooney, Schroeder & Co., an investment banking
                                                                      firm specializing in mergers and acquisitions, since 1996.

-----------------
(1) Mr. Herder and Robert W. Klinge are the only executive officers of the Company. Mr. Klinge, age 53, is Vice President of Finance, Chief Financial Officer and Treasurer of the Company and has held such positions since 1999. Mr. Klinge joined the Company in 1985 and previously served as the Controller of the Company.

         Meetings and Committees of the Board of Directors. During the last fiscal year, the Board of Directors met six times. For the fiscal year, except for John W. Garside, no incumbent directors attended fewer than 75% of the aggregate total number of meetings of the Board (held during the period for which he was director) and the Committees on which he served (during the period that he served). The Board of Directors has a standing Compensation Committee, which during fiscal year 2002 consisted of Eric V. Brown, Jr., John W. Garside, James H. Haas, William G. Blunt, and Frederick J. Schroeder, Jr. The Compensation Committee met once during the last fiscal year. Its principal functions are to review the performance of Mr. Herder, Mr. Klinge and certain other management personnel and to make recommendations to the Board of Directors regarding the salary, bonuses and other compensation to be paid to such individuals. The Board of Directors does not have a standing Nominating Committee. The Board of Directors has a standing Audit Committee, which during fiscal year 2002 consisted of John W. Garside, James H. Haas, William G. Blunt, and Frederick J. Schroeder, Jr. The Audit Committee met once during the last fiscal year.

         Audit Committee Report. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement. The primary functions of the Audit Committee are set forth in its charter and include: (i) recommending an accounting firm to be appointed by the Company as its independent auditors; (ii) consulting with the Company's independent auditors regarding their audit plan and the Company's financial reporting and accounting standards; and (iii) reviewing the Company's financial statements with its auditors. The members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee reports as follows: (i) the Audit Committee reviewed and discussed the Company's audited financial statements for the year ended October 31, 2002 with the Company's management; (ii) the Audit Committee has discussed with Plante & Moran, LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61, as modified or supplemented;
(iii) the Audit Committee has received the written disclosures and the letter from Plante & Moran, LLP required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed Plante & Moran, LLP's independence with representatives of Plante & Moran, LLP; and (iv) based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2002 for filing with the Securities and Exchange Commission.

Audit Committee: John W. Garside, James H. Haas, William G. Blunt and Frederick
J. Schroeder, Jr.

         Section 16(a) Beneficial Ownership Reporting Compliance. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the last fiscal year and Form 5 and amendments thereto (together with written representations from reporting persons that no Form 5 was required) furnished to the Company with respect to the last fiscal year, the Company is not aware of any person who, at any time during the last fiscal year, was a director, officer, or beneficial owner of more than 10% of the Company's Common Stock, that failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year or prior years.

         Executive Compensation. The following table shows the total compensation received by the Company's Chief Executive Officer for the last three fiscal years. No executive officer of the Company, other than the Chief Executive Officer, received total annual salary and bonus in excess of $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                                                                  LONG TERM
                                                           ANNUAL COMPENSATION                   COMPENSATION
                                             --------------------------------------------        ------------
             NAME AND                                                                             SECURITIES
            PRINCIPAL                                                      OTHER ANNUAL           UNDERLYING         ALL OTHER
             POSITION               YEAR     SALARY       BONUS         COMPENSATION (1)           OPTIONS         COMPENSATION
             --------               ----     ------       -----         ----------------           -------         ------------
Gary A. Herder.................     2002    $162,095     $  7,222             $6,000                     0            $ 4,738 (2)
Chairman, President and             2001    $163,513     $ 27,824             $6,000                     0            $ 6,697
Chief Executive Officer             2000    $159,135     $  4,793             $6,000                 4,000            $ 3,941


(1)      Represents annual car allowance paid to Mr. Herder.

(2) Represents: (i) $1,697 match by the Company under the Company's 401(k) Plan; (ii) $1,716 contribution by the Company under the Company's 401(k) Plan; (iii) $1,131 contribution by the Company under the Company's Profit Sharing Plan; and (iv) $194 payment by the Company for life insurance to fund the Company's obligations under its deferred compensation agreement with Mr. Herder.

          Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table provides information regarding: (i) the number of shares received and the aggregate dollar value realized upon exercise of options by the Chief Executive Officer of the Company during the fiscal year ended October 31, 2002; and (ii) the value of options held by the Chief Executive Officer of the Company at October 31, 2002 measured in terms of the average of the bid and ask prices of the Company's common stock on that day.

                     SHARES                                   NUMBER OF UNEXERCISED                  VALUE OF UNEXERCISED
                     ACQUIRED         VALUE REALIZED                OPTIONS AT                       IN-THE-MONEY OPTIONS AT
                   ON EXERCISE             ($)                 OCTOBER 31, 2002 (#)                   OCTOBER 31, 2002 ($)
                   -----------        --------------           ---------------------                  --------------------

NAME                                                    EXERCISABLE        UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
----                                                    -----------        -------------       -----------        -------------
Gary A. Herder          0                $0                8,000                 0                  $0                 $0



         Compensation of Directors. The Company pays each of the outside directors $500 plus traveling expenses in excess of $100 for each Board meeting attended by them and $250 for each committee meeting attended by them, plus an additional $250 for each such meeting not held in conjunction with a regularly scheduled Board meeting. The directors are eligible to receive stock options under the Prab, Inc. 1999 Stock Option Plan and under the Prab, Inc. 2000 Stock Option Plan.

         Certain Relationships and Related Transactions. Eric V. Brown, Jr. Secretary and director of the Company is a senior principal in the law firm of Miller, Canfield, Paddock and Stone, P.L.C. which firm is general legal counsel to the Company. Frederick J. Schroeder, Jr., director of the Company, is a partner in Cooney, Schroeder, & Co., which firm provides investment banking services to the Company.

         Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information as of December 31, 2002, regarding each person known by the Company to own beneficially more than 5% of the Company's Common Stock, each director and nominee of the Company, each executive officer named in the Summary Compensation Table above, and all directors and executive officers of the Company as a group. Except as noted, each person named below is the record owner of the shares indicated and possesses sole voting and investment power with respect to such shares.

                           NAME AND ADDRESS OF
                           BENEFICIAL OWNER OR                                      AMOUNT OF              PERCENTAGE
                            IDENTITY OF GROUP                                  BENEFICIAL OWNERSHIP        OWNERSHIP
                            -----------------                                  --------------------        ---------
Gary A. Herder                                                                  288,616 (1)(2)(3)            18.3%
   89885 Shorelane Drive
   Lawton, Michigan
William G. Blunt                                                                  25,206 (1)(7)               1.6%
   963 Reed Lane
   Vicksburg, Michigan
Eric V. Brown, Jr.                                                               24,631 (1)(4)(7)             1.6%
   444 W. Michigan Avenue
   Kalamazoo, Michigan
John W. Garside                                                                     26,183 (7)                1.7%
   309 E. Michigan
   Kalamazoo, Michigan
James H. Haas                                                                       4,000 (7)                  .3%
   7177 E. U.V. Avenue
   Vicksburg, Michigan
Frederick J. Schroeder, Jr.                                                         4,000 (7)                  .3%
   Fisher Mews
   377 Fisher Road
   Grosse Pointe, Michigan



Gary A. Herder and Robert W. Klinge                                                216,549 (1)               13.8%
   Co-Trustees
   5944 E. Kilgore Road
   Kalamazoo, Michigan
Robert W. Klinge                                                                238,889 (1)(5)(6)            15.1%
   45 S. Patterson
   Wayland, Michigan
Henry Penn Wenger Trust                                                              129,100                  8.2%
   Tammy William, Trustee
   C/O Register & Company P.A.
   2600 Douglas Rd, Suite 604
   Coral Gables, Florida
Jesse Greenfield IRA                                                                 113,669                  7.2%
     34 Boulder View Lane
     Boulder, Colorado
All executive officers and directors                                               405,108 (1)               25.2%
   as a group (7 persons)

-----------

(1) Gary A. Herder and Robert W. Klinge are the Co-Trustees of the Company's profit sharing plan. This plan holds 216,549 shares of the Company's Common Stock (the "Plan Stock"). Messrs. Herder and Klinge have the sole power to vote the Plan Stock. The Administrative Committee appointed by the Board of Directors to administer this Plan has the sole power to direct the disposition of the Plan Stock. The members of the Administrative Committee are William G. Blunt and Eric
         V. Brown, Jr. The Plan Stock is not included in any of the amounts or percentages set forth in table regarding Messrs. Blunt and Brown. The Plan Stock is included in the amounts and percentages set forth in the table regarding Messrs. Herder and Klinge and all executive officers and directors as a group.


(2) Includes 8,000 shares with respect to which Mr. Herder has the right to acquire beneficial ownership pursuant to the Company's Stock Option Plans and 216,549 shares as to which Mr. Herder shares voting power.


(3) Includes 64,067 shares held by Mr. Herder and his spouse as joint tenants with right of survivorship and not as tenants in common.

(4) Includes 10,980 shares as to which Mr. Brown shares voting and investment power as co-trustee of a trust.

(5) Includes 8,000 shares with respect to which Mr. Klinge has the right to acquire beneficial ownership pursuant to the Company's Stock Option Plans and 216,549 shares as to which Mr. Klinge shares voting power.

(6) Includes 14,340 shares held by Mr. Klinge and his spouse as joint tenants with right of survivorship and not as tenants in common.

(7) Includes 4,000 shares with respect to which such individual has the right to acquire beneficial ownership pursuant to the Company's Stock Option Plans.

         Changes in Control of Registrant. The Company is not aware of any arrangements, which may result in a change in control of the Company.

                            2. SELECTION OF AUDITORS

         Ratification of Appointment of Auditors. The Board of Directors has, subject to ratification by the affirmative vote of a majority of the votes cast by the holders of shares at the Annual Meeting, appointed the accounting firm of Plante & Moran, LLP, as the principal independent accountants for the Company for the current fiscal year. Ratification of the appointment of auditors is being submitted to the shareholders of the Company because management believes it is an important corporate decision in which shareholders should participate. The firm of independent accountants is located in Kalamazoo, Michigan. The Company has been informed that neither Plante & Moran, LLP nor any of its partners has any financial interest, direct or indirect, in the Company or in the securities of the Company, and that no partner of the firm was connected with the Company as promoter, underwriter, voting trustee, director, officer or employee during the four years ended October 31, 2002. If the appointment is rejected, or if Plante & Moran, LLP shall decline to act, resign or otherwise become incapable of acting, or if their employment is otherwise discontinued, the Board of Directors will appoint other auditors for the period remaining until the 2004 Annual Meeting of Shareholders when employment of auditors shall be subject to approval by the shareholders at the Meeting. Representatives of Plante & Moran, LLP are expected to be present at the Annual Shareholders' Meeting and have the opportunity to make a statement and respond to appropriate questions.

         Audit Fees. The aggregate fees billed by Plante & Moran, LLP for professional services rendered for the audit of the Company's financial statements for the year ended October 31, 2002 and review of the financial statements included in the Company's Form 10-QSBs for that fiscal year were $39,000.

         Financial Information Systems Design and Implementation. The aggregate fees billed by Plante & Moran, LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (relating to financial information systems design and implementation) for the year ended October 31, 2002 were $0.

         All Other Fees. The aggregate fees billed for services rendered by Plante & Moran, LLP, other than services included above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation" for the year ended October 31, 2002 were $6,125.

         The Audit Committee of the Company believes the services provided by Plante & Moran, LLP in exchange for the fees set forth above under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" are compatible with maintaining Plante & Moran, LLP's independence. Greater than 50% of the hours expended on Plante & Moran, LLP's engagement to audit the Company's financial statements for the year ended October 31, 2002 were performed by full-time permanent employees of Plante & Moran, LLP.

                                3. OTHER MATTERS

         The Board of Directors had not received notice by January 1, 2003 and does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the holders of the proxies to vote, or otherwise to act, in accordance with their judgment on such matters.

                           2004 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Company at its principal office, 5944 E. Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003, on or before October 23, 2003. The proxy for the 2004 Annual Meeting of Shareholders may confer discretionary authority to the proxy holders for that meeting with respect to voting on any shareholder proposal received by the Secretary of the Company after January 6, 2004, which is eligible for consideration at the meeting.



                                       By Order of the Board of Directors,



                                       Eric V. Brown, Jr.
                                       Secretary

                                   APPENDIX A

                                   PRAB, INC.
                             AUDIT COMMITTEE CHARTER

GENERAL:

The audit committee (the "Committee") of the board of directors (the "Board") of Prab, Inc. (the "Company") shall consist of a minimum of three (3) directors. Members of the Committee shall be appointed by the Board annually and may be removed by the Board in its discretion. All members of the Committee shall be independent directors under the standards of the NASD, Inc., and shall also satisfy the NASD's independence requirement for members of the audit committee. All members shall have sufficient financial experience and ability to be financially literate and to enable them to discharge their responsibilities.

PURPOSE:

The purpose of the Committee shall be to assist the Board in its oversight of:

- management's conduct of the Company's financial reporting process of the integrity of the financial statements of the Company;

-    the Company's compliance with legal and regulatory requirements;

-    the independence and qualifications of the independent auditor; and

- the performance of the Company's internal audit function and independent auditors (by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements).

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

KEY RESPONSIBILITIES:

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management (including the internal audit staff), as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The functions set forth below shall be the common recurring activities of the Committee in carrying out its oversight purpose. (These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.) In conducting its activities, the Committee shall have the authority and responsibilities described herein:

1. To discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or NASD requirements. In connection therewith:

     - The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB) and review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

     - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. (This review will occur prior to the Company's filing of the Form 10-QSB.)

     - The Committee shall discuss with management and the independent auditors the quality and adequacy of the Company's internal controls.

     -   The Committee shall:

         - request from the independent auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

         - discuss with the independent auditors any such disclosed relationships and their impact on the outside auditor's independence; and

         - recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

     - The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

2. To discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

3. To recommend, for shareholder approval, the selection of the independent auditor to examine the Company's accounts, controls and financial statements. The Committee shall have the sole authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any non-audit service provided to the Company by the Company's independent auditor.

4. To discuss with management and the independent auditor, as appropriate, any audit problems or difficulties and management's response, and the Company's risk assessment and risk management policies, including the Company's major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

5. To review the Company's financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Company's financial statements, including alternatives to, and the rationale for, the decisions made.

6. To review, with the CFO or such others as the Committee deems appropriate, the Company's internal system of audit and financial controls and the results of internal audits.

7. To obtain and review at least annually a formal written report from the independent auditor delineating: the auditing firm's internal quality-control procedures; any material issues raised within the preceding five years by the auditing firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Committee will also review steps taken by the auditing firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the Committee will review at least annually all relationships between the independent auditor and the Company.

8. To prepare and publish an annual Committee report in the Company's proxy statement.

9. To set policies for the hiring of employees or former employees of the Company's independent auditor.

10. To review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company. This should include regular reviews of the compliance processes in general and the Company's risk management process in particular. In connection with these reviews, the Committee will meet, as deemed appropriate, with the Company's counsel and other officers or employees of the Company.

OTHER DUTIES:

The Committee shall meet separately, at least quarterly, with management and the Company's independent auditors.

The Committee shall have authority to retain such outside counsel, experts and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

The Committee shall report its recommendations to the Board after each Committee meeting and shall conduct and present to the Board a report of the Committee. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

                                   PRAB, INC.

PROXY

         The Shareholder whose signature appears hereon appoints Gary A. Herder, Eric V. Brown, Jr., and Robert W. Klinge or any one of them, proxies with full power of substitution, to vote all of the common stock of Prab, Inc., which the Shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at Lee's Inn, 2615 Fairfield Rd., Kalamazoo, Michigan, on March 27, 2003 at 10:00 A.M. (EST), and at any adjournment thereof, with all the powers the Shareholder would possess if personally present, upon the proposals set forth below and in their discretion, upon any other business that may properly come before said meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSAL
2.

1.       Election of Directors          FOR all nominees
                                        (except as noted below)      ----------

                                        WITHHOLD AUTHORITY
                                        to vote for all nominees     ----------

         Nominees: Gary A. Herder, James H. Haas, Eric V. Brown, Jr., John W. Garside, William G. Blunt, and Frederick J. Schroeder, Jr.

[INSTRUCTIONS: To withhold authority to vote for one or more individual nominees, line through or otherwise strike the name(s) of such nominee(s)].




2.       Selection of Plante & Moran, LLP as independent public accountants.

         FOR               AGAINST                 ABSTAIN
            --------              ---------               ---------


                   (Continued and to be signed on other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NOT OTHERWISE SPECIFIED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2. The undersigned revokes all proxies heretofore given to vote at such meeting and all adjournments.

Dated:
        ----------------------

                               ---------------------------

                               ---------------------------
                               Please Sign Here

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators and trustees should so indicate when signing. If shares are held jointly, EACH holder should sign.

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on the reverse side. Return this stub in the enclosed envelope with your completed proxy card.

         [ ]  I do plan to attend the 2003 meeting.